UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

Payment of Guarantee Fee

As previously reported, in connection with the Lease Termination and Surrender Agreement, dated as of August 12, 2024, entered into by Inspirato Incorporated (the “Company”) and One Planet Group LLC (“One Planet Group”) agreed to act as the guarantor of the termination fee owed by the Company for a fee of $600,000, to be paid to One Planet Group in six equal monthly installments beginning January 2025 (the “Guarantee Fee”). On December 11, 2024, the Board of Directors of the Company approved an amendment to the payment terms of the Guarantee Fee pursuant to which the Company will issue to One Planet Group 177,515 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), in lieu of cash. The issuance of the shares of Common Stock will satisfy the Company’s obligations with respect to the Guarantee Fee.

Option Exercise

As previously reported, on August 12, 2024, the Company entered into an Investment Agreement with One Planet Group, as amended on August 12, 2024 by a letter agreement betweeen the parties, pursuant to which One Planet Group was granted an option to acquire up to 728,863 shares of Common Stock of the Company and warrants to purchase an additional 728,863 shares of Common Stock for an aggregate purchase price of up to $2,500,000 (the “Option”).  On December 9, 2024, One Planet Group delivered notice of its election to exercise the Option in full. The closing of the Option exercise occurred on December 9, 2024.

All of the securities described above will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2024

INSPIRATO INCORPORATED

By:	/s/ Payam Zamani
Name: Payam Zamani
Title: President and Chief Executive Officer

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